EXHIBIT 99

UNITED CANNABIS ( UCANN ) United Cannabis Corporation Symbol: “CNAB”

DISCLAIMER This presentation contains projections and other forward - looking statements. Any such statements reflects the company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur and actual results could differ materially from those presented. A discussion of important factors that could cause actual results to differ from those presented is included in the Company's periodic reports filed with the Securities and Exchange Commission at www.sec.gov. 1

WHAT MAKES UCANN DIFFERENT? PROVEN EXTRACTION AND LABORATORY FACILITIES ⁃ Colorado facility on track for $20m revenue 2019 LOW - COST, HIGH OUTPUT PROPRIETARY TECHNIQUES ⁃ Ethanol recovery; low cost goods sales model ⁃ Recovery of theoretical volume of cannabinoids ⁃ Cleanest crude (multi - stage filtration system) ⁃ Analytical batch testing for consistency FULL END PRODUCT CAPABILITIES ⁃ Currently capable of full suite of crude, distillate, and isolate ⁃ Creating pharmaceutical grade / 0% residual solvents in CBD PRESENCE IN 4 STATES ALREADY AND STRONG EXPANSION PLANS ⁃ Generating significant revenues PATENT FOR USE OF CBD IN LIQUIDS ⁃ Potential licensing opportunities 2 COMPANY HIGHLIGHTS Multi - State Refineries Patent Protected Formulations Fully supported Customer Service Medically supported by Act Now Publicly Traded (OTC:CNAB)

UCANN

BUILDING THE LARGEST US FOOTPRINT

OPERATING REFINERIES
- Mead, CO – Q219
- McMinnville, TN – Q319
- Charleston, SC – Q419
- Du Quoin, IL – Q120

FUTURE REFINERIES
- Clayton, NC – 2020
- Tampa, FL – 2020

ANALYTICAL LABS
- Golden, CO
- Du Quoin, IL
- Charleston, SC

MANUFACTURING FACILITIES
- New York, NY
- Golden, CO

TAKING SUCCESSFUL LOW COST, HIGH-PRODUCTION FACILITY TEMPLATE INTO NEW STATES



New York, NY
Mead, CO
Golden, CO
Du Quoin, IL
McMinville, TN
Clayton, NC
Charleston, SC
Tampa, FL
HQ
Operating Refineries
Future Refineries
Manufacturing Facility

3

SALES AND PRODUCTION CAPACITY BREAKDOWN 4 GROSS PROFIT

1 - COLORADO FACILITY & EXPANSION 5 MEAD, COLORADO OPENED: Q2 2019 OWNERSHIP: 100% CAPEX: $3,855,000 TOTAL AREA: 19,000 sq. ft. TYPE: Ethanol Refinery PRODUCTS: Crude Isolate Daily Days Yearly Product $250,000 $350,000 200 200 $50 million $70 million Daily Days Yearly Product $275,000 200  $55 million $385,000 200  $77 million EXPANSION PRODUCTION – Q4 - 19 • 400% increase over Q3, processing up to 25,000 lbs of biomass daily • Production – 1,500 L / day of Crude = $300 million a year in revenues • $500,000 total upgrade cost or

PRODUCTION CAPACITY – Q3 - 20 • Process up to 6,000 lbs of biomass daily. • Crude Production ﹣ 250 - 350 L / day @ $1,000 p / L ﹣ Produced product value $250,000 - $350,000 / day • Distillate Production ﹣ 200 L / day @ $5,000 / L (CBDA for smokable products) ﹣ Produced product value $1,000,000 / day Daily Days Yearly Product $250,000 $350,000 200 200 $50 million $70 million Daily Days Yearly Product $ 1,000 ,000 200 $ 200 millio n 2 - TENNESSEE FACILITY 6 MCMINNVILLE, TN OPENED: Sept - 19 OWNERSHIP: 85% CAPEX: $250,000 TOTAL AREA: 750,000 sq. ft USED AREA: 100,000 sq. ft. TYPE: Hydro Carbon PRODUCTS: Crude Distillate CBDA MCMINNVILLE PLANT or

3 - SOUTH CAROLINA FACILITY PRODUCTION CAPACITY – Q1 - 20 • Process up to 25,000 lbs of biomass daily. • Crude Production ﹣ 1,500 L / day @ $1,000 p / L ﹣ Produced product value $1.5 million / day • Isolate Production ﹣ 750 kg / day @ $2,200 / kg ﹣ Produced product value $1,650,000 / day 7 CHARLSTON, SC OPENING: Q1 2020 OWNERSHIP: 50% CAPEX: $0 AREA: 50,000 sq. ft. TYPE: Ethanol Refinery PRODUCTS Crude Isolate CHARLESTON PLANT Daily Days Yearly Product $ 1.5 million 200 $ 300 million Daily Days Yearly Product $ 1.65 million 200 $ 330 million or

4 - ILLINOIS FACILITY PRODUCTION CAPACITY – Q1 - 20 • Process up to 25,000 lbs of biomass daily. • Crude Production ﹣ 1,500 L / day @ $1,000 p / L ﹣ Produced product value $1.5 million / day • Isolate Production ﹣ 750 kilos / day @ $2,200 / kg ﹣ Produced product value $1,650,000 / day 8 DU QUOIN, IL OPENING: Q1 - 20 OWNERSHIP: 50% CAPEX: $0 AREA: 50,000 sq. ft. TYPE: Ethanol Refinery PRODUCTS: Crude Isolate DUQUOIN PLANT Daily Days Yearly Product $ 1.5 million 200 $ 300 million Daily Days Yearly Product $ 1.65 million 200 $ 330 million or

5 - NORTH CAROLINA FACILITY PRODUCTION CAPACITY – Q3/4 - 20 • Process up to 100,000 - 150,000 lbs of biomass daily • Automated THC remediation • Crude Production ﹣ 6,000 L / day @ $750 p / L ﹣ Produced product value $4.5 million / day • Isolate Production ﹣ 3,000 kg / day @ $1,500 / kg ﹣ Produced product value $4.5 million / day 9 CLAYTON, NC OPENING: Q3/4 2020 OWNERSHIP: Under Negotiation CAPEX: $0 TOTAL AREA: 100,000 sq. ft. USED AREA: 50,000 sq. ft. TYPE: Ethanol Refinery SERVICES: THC Remediation PRODUCTS: Crude Isolate Daily Days Yearly Product $ 4.5 million 200 $ 900 m illion Daily Days Yearly Product $ 4.5 million 200 $ 900 m illion CLAYTON PLANT or

0 200 400 600 800 1,000 1,200 1,400 1,600 2018 2019 2020 2021 $(m) UNITED CANNABIS POTENTIAL SALES GROWTH BY FACILITIY Clayton, NC Du Quoin, IL Charleston, SC McMinnville. TN Mead, CO Weldona,CO $7m $20m $310m $1.3bn EXPLOSIVE SALES GROWTH POTENTIAL 10

11 POTENTIAL CUSTOMERS & RE TAIL OUTLETS

12 BUILDING OWN BRANDS

INTELLECTUAL PROPERTY PATENT INFORMATION • The field of the invention relates to the extraction of pharmaceutically active components from plant materials, and more particularly to botanical drug substance (BDS) comprising cannabinoids obtained by extraction from cannabis. • The invention provides an extract comprising a liquid cannabinoid formulation where at least 95% of the total cannabinoids is CBD. • The patent has 6 independent claims and 30 dependent claims. The independent claims cover liquid formulations that contain THCa , THC, CBD, THCa + CBDa , THC + CBD and CBD + CBN + THC. • The patent allows UCANN to exclude its competitors from making the cannabinoid formulations claimed in the patent. • Ruling in pending litigation to enforce the patent supports enforceability of the patent . • Patent applications currently pending internationally, granted in South Africa. Methods application currently pending in United States. PATENT NO: 9730911B2 ISSUE DATE: Aug 15, 2017 EXPIRATION: Oct 21, 2035 INVENTORS: Tony Verzura E. Blackmon ASSIGNEE: United Cannabis Corp GEOGRAPHY: All major markets PROTECTIONS: 36 13

14 PATENT APPLICATIONS STATUS

CATALYSTS EXPECTED TO BRING UCANN VALUATION IN LINE WITH COMPARABLES • UCANN trading on lower multiples when compared to nearest comparables: - EV/SALES CY19: 1.7x vs 6.1x ( UCANN vs Comparable Average ) - EV/EBITDA CY19: 11.5x vs 45.5x ( UCANN vs Comparable Average ) 15 VALUATION (USDm unless stated) Company EV CY19 CY20 CY19 CY20 CY19 CY20 CY19 CY20 United Cannabis Status Quo 35 20 80 3 35 1.7x 0.4x 11.5x 1.0x United Cannabis Mid-case 35 280 98 0.1x 0.4x Comparables Valens GroWorks Corp 300 59 143 23 66 5.1x 2.1x 13.0x 4.5x Neptune Wellness Solutions 416 49 109 4 41 8.5x 3.8x 104.1x 10.2x MediPharm Labs Corp 524 109 213 27 67 4.8x 2.5x 19.4x 7.8x AVERAGE 6.1x 2.8x 45.5x 7.5x CNAB CURRENT VALUATION 29.0$ CNAB STATUS QUO VAL. USING COMPARABLE MULTIPLES 122.6$ 223.4$ 136.5$ 262.7$ +323% +670% +371% +806% CNAB UPSIDE VAL. USING COMPARABLE MULTIPLES 781.9$ 735.7$ +2596% +2437% Sales EBITDA EV/Sales EV/EBITDA NOTE : EV = Enterprise Value CY = Calendar Year

VALUATION (continued) CURRENT • The current EV of UCANN is $35m • UCANN trades on multiples substantially below its comparables STATUS QUO ASSUMPTIONS • Mead only, no facility expansion • Only Q4 2019 annualised • No investment required • UCANN trades on par with comparables MID CASE 12 MONTH PLAN • $3m investment into the business • No capital requirements on other facilities (funded by partners) HIGH CASE (not shown) • Further US expansion • IP licensing 16 0 100 200 300 400 500 600 700 800 900 Current Status Quo Mid-case Valuation ( USDm ) UCANN Expected Valuation Uplift 25 - 26x value increase 7 - 9x value increase

EARNEST BLACKMON, FOUNDER AND CEO UCANN's Chairman and CEO, Blackmon heads the sales, marketing and business development teams. He is also a master cultivator with over two decades of experience with the cannabis plant. CHAD RUBY, FOUNDER AND COO UCANN’s President and COO, Ruby is the lead designer and engineer of cutting - edge industrial hemp extraction facilities, while managing the day - to - day business operations and finance department. JOHN WALSH, CFO Leads the finance and accounting team, Walsh has over 40 years in the accounting and finance industries with a number of notable positions including a partner of Deloitte and Touche . CLIFTON LAMBRETH, CHIEF MARKETING OFFICER Heads the marketing and sales departments, Lambreth worked over twenty - six years for the Ford Motor Company in various capacities including CMO. GREG GERDAMAN, CHIEF SCIENCE OFFICER Leads the R&D divisions, Gerdaman graduated from Vanderbilt University with a Ph.D in Pharmacology. BRENT REYNOLDS, CHIEF MEDICAL ADVISOR Chief Scientific Advisor to UCANN and heads UCANN’s clinical research division. He is a professor at the University of Florida with over 60 Publications/1,000 Citations and 18 US Patents Granted. 17 MANAGEMENT TEAM